                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 15, 2002

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

          TEXAS                        1-3187                    74-0694415
(State or other jurisdiction     (Commission File Number)      (IRS Employer
   of incorporation)                                         Identification No.)


           1111 LOUISIANA
           HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 5.     OTHER EVENTS.

ANNOUNCEMENT OF 2001 RESULTS

On March 15, 2002, Reliant Energy, Incorporated ("Reliant Energy" and, together with its subsidiaries, the "Company") reported fourth quarter 2001 and year 2001 earnings. For additional information regarding Reliant Energy's fourth quarter 2001 earnings and its year 2001 earnings, please refer to Reliant Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "Outlook for 2002," is incorporated by reference herein. Reliant Energy also announced changes to its second and third quarter 2001 earnings. For additional information regarding these restated earnings, please see the Press Release under the caption "Restatement of Earnings for Second and Third Quarters of 2001" as well as "Restatement of Second and Third Quarter Results" below.

RESTATEMENT OF SECOND AND THIRD QUARTER RESULTS

The Company is providing information concerning a required restatement of its Quarterly Reports on Form 10-Q ("Interim Financial Statements") for the quarters ended June 30, 2001 and September 30, 2001. As a result, the previously issued financial statements for these periods should not be relied upon.

Background. In early 2001, the Company's forecasts indicated a substantial increase in earnings as a result of price volatility in the California power markets. The Company did not believe that the early 2001 price levels were sustainable over subsequent years. As a result, the Company determined that its key financial metrics would be improved if it entered into physical delivery contracts with end-user customers in which the Company would sell power at a levelized price over the 2001-2003 or longer time frame. The result of this type of transaction would have provided the end-user with a favorable price in 2001 and provided the Company with a favorable price in subsequent years. This energy marketing approach would have advantages for both parties to the long-term contracts. The Company would have reduced the variability of future cash flows and the end-user would have reduced pricing volatility. The Company had been in negotiations with a large end-user customer over precisely such an arrangement since late 2000. By late Spring 2001, it became clear that a final agreement with that customer was unlikely. At this point, the Company began to look for similar deals with other end user customers, a process that evolved into the structured transactions discussed below.

Discussion of Accounting Restatement. On February 5, 2002, the Company announced that it was restating its earnings for the second and third quarters of 2001. As more fully described below, the restatement relates to a correction in accounting treatment for a series of four structured transactions that were inappropriately accounted for as cash flow hedges for the period of May 2001 through September 2001.

During the May 2001 through September 2001 time frame, the Company entered into a series of four structured transactions that were intended to increase future cash flow and earnings and to increase certainty associated with future cash flow and earnings, albeit at the expense of 2001 cash flow and earnings. It was contemplated that the structured transactions would qualify for hedge accounting under the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended ("SFAS No. 133"). The transactions were recorded in the Company's cash flow hedge accounting records and were, in effect, overlaid on existing contracts entered into as hedges. In general, each structured transaction involved a series of forward contracts to buy and sell an energy commodity in 2001 and to buy and sell an energy commodity in 2002 or 2003. Each series of contracts in a structure were executed contemporaneously with the same counterparty and were for the same commodities, quantities and locations. The contracts in each structure were offsetting in terms of physical attributes. In two of the four structured transactions, a series of contracts were entered into with the same counterparty to mitigate credit exposure (the "credit mitigation contracts"). These credit mitigation contracts mirrored the cash flows and terms from the other contracts in the structure, except for an upfront demand payment made to the counterparty in these two transactions. In addition, in contemplation of one of the structured transactions, in August 2001, the Company entered into forward contracts with a different counterparty to buy and sell natural gas, a portion of which was inappropriately recorded in the fourth quarter of 2001. The counterparties to all of the structured transactions were independent third parties that are regularly engaged in the energy trading business.

While each contract in each structure was not at market at inception, the contracts were intended to be at market in total, so the structure had little or no fair value at inception. Under the original accounting treatment, however, the Company recorded each applicable contract in its hedge accounting records on an individual basis, resulting in the recognition of a non-trading derivative asset or liability on the balance sheet with an offsetting entry in accumulated other comprehensive income at inception for each contract. Such accounting treatment resulted in a net loss being recorded in 2001 and ultimately would result in income being recorded for 2002 and 2003 related to these four structured transactions. In this situation, the recognition of other comprehensive income was in error, because the fair value of each contract in each structure resulted not from changes in the fair value of any anticipated transaction, but rather from the fact that the individual contracts were not at market at inception.

Having further reviewed the transactions, the Company now believes the contracts should have been accounted for as a unit within each structured transaction rather than separately and that, viewed as such, they did not qualify as cash flow hedges under SFAS No. 133. Consequently, these contracts should have been accounted for as derivatives with changes in fair value recognized through the income statement.

As a result, the Company's Interim Financial Statements and related disclosures as of June 30, 2001 and September 30, 2001 and for the three months ended June 30, 2001 and September 30, 2001, will be restated from amounts previously reported to appropriately account for the transactions as described above. Therefore, the Company will report an increase in net income as compared to earnings shown in previously issued Interim Financial Statements filed on Form 10-Q for the quarters ended June 30, 2001 and September 30, 2001 of $42 million and $65 million, respectively.

Audit Committee Review. At the time of the Company's public announcement of its intention to restate its reporting of the structured transactions, the Audit Committee of the Company instructed the Company to conduct an internal audit review to determine whether there were any other transactions included in the asset books as cash flow hedges that failed to meet the cash flow hedge requirements under SFAS No. 133. This targeted internal audit review found no other similar transactions. The Audit Committee also directed an internal investigation by outside legal counsel of the facts and circumstances leading to the restatement, which investigation has been completed. To address the issues identified in that process, the Company expects to take remedial actions, including, among other things, changes in organizational structure and enhancement of internal controls and procedures.

The effects of the restatement are outlined in the tables below:

                          RELIANT ENERGY, INCORPORATED

                                                                        THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                           JUNE 30, 2001                JUNE 30, 2001
                                                                     -----------------------       ----------------------
                                                                                      AS                           AS
                                                                        AS        PREVIOUSLY           AS      PREVIOUSLY
                                                                     RESTATED      REPORTED         RESTATED    REPORTED
                                                                     --------     ----------       --------   -----------
                                                                             (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues ......................................................      $ 11,986       $ 11,974       $ 25,271       $ 25,259
Expenses:
     Fuel and cost of gas sold ................................         5,314          5,389         12,981         13,056
     Purchased power ..........................................         5,077          5,077          9,184          9,184
     Other expenses ...........................................           986            986          2,037          2,037
                                                                     --------       --------       --------       --------
       Total ..................................................        11,377         11,452         24,202         24,277
                                                                     --------       --------       --------       --------
Operating Income ..............................................           609            522          1,069            982
Other Expense, net ............................................           (77)           (77)          (218)          (218)
Minority Interest .............................................           (34)           (23)           (34)           (23)
Income Tax Expense ............................................          (182)          (148)          (294)          (260)
                                                                     --------       --------       --------       --------
Income from Continuing Operations Before Cumulative Effect of
  Accounting Change and Preferred Dividends ...................           316            274            523            481
Loss on Disposal of Discontinued Operations, net of tax .......            --             --             (7)            (7)
Cumulative effect of accounting change, net of tax ............            --             --             62             62
Preferred Dividends ...........................................            --             --             --             --
                                                                     --------       --------       --------       --------
Net Income Attributable to Common Shareholders ................      $    316       $    274       $    578       $    536
                                                                     ========       ========       ========       ========
BASIC EARNINGS PER SHARE:
Income from Continuing Operations .............................      $   1.09       $   0.94       $   1.82       $   1.67
Loss on Disposal of Discontinued Operations, net of tax .......            --             --          (0.03)         (0.03)
Cumulative effect of accounting change, net of tax ............            --             --           0.22           0.22
                                                                     --------       --------       --------       --------
Net Income Attributable to Common Shareholders ................      $   1.09       $   0.94       $   2.01       $   1.86
                                                                     ========       ========       ========       ========
DILUTED EARNINGS PER SHARE:
Income from Continuing Operations .............................      $   1.08       $   0.93       $   1.81       $   1.66
Loss on Disposal of Discontinued Operations, net of tax
                                                                           --             --          (0.03)         (0.03)
Cumulative effect of accounting change, net of tax ............            --             --           0.21           0.21
                                                                     --------       --------       --------       --------
Net Income Attributable to Common Shareholders ................      $   1.08       $   0.93       $   1.99       $   1.84
                                                                     ========       ========       ========       ========

                          RELIANT ENERGY, INCORPORATED

                                                                                        JUNE 30, 2001
                                                                                 -------------------------
                                                                                                   AS
                                                                                     AS        PREVIOUSLY
                                                                                  RESTATED      REPORTED
                                                                                 ----------   ------------
                                                                                       (IN MILLIONS)
                                   ASSETS
CURRENT ASSETS:
  Price risk management assets ..............................................    $  2,514       $  2,514
  Non-trading derivative assets .............................................       2,033          2,047
  Other .....................................................................       5,426          5,426
                                                                                 --------       --------
         Total current assets ...............................................       9,973          9,987
                                                                                 --------       --------
PROPERTY, PLANT AND EQUIPMENT, NET ..........................................      15,826         15,826
                                                                                 --------       --------
OTHER ASSETS:
  Price risk management assets ..............................................         543            543
  Non-trading derivative assets .............................................         619            711
  Other .....................................................................       6,171          6,171
                                                                                 --------       --------
         Total other assets .................................................       7,333          7,425
                                                                                 --------       --------
         TOTAL ASSETS .......................................................    $ 33,132       $ 33,238
                                                                                 ========       ========
                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Price risk management liabilities .........................................    $  2,420       $  2,420
  Non-trading derivative liabilities ........................................       1,800          1,809
  Accumulated deferred income taxes .........................................         409            412
  Other .....................................................................       8,608          8,608
                                                                                 --------       --------
         Total current liabilities ..........................................      13,237         13,249
OTHER LIABILITIES:
  Accumulated deferred income taxes .........................................       2,691          2,694
  Price risk management liabilities .........................................         489            564
  Non-trading derivative liabilities ........................................         678            677
  Other .....................................................................       1,944          1,944
                                                                                 --------       --------
         Total other liabilities ............................................       5,802          5,879
                                                                                 --------       --------
LONG-TERM DEBT ..............................................................       5,449          5,449
                                                                                 --------       --------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ..............................       1,232          1,221
                                                                                 --------       --------
COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY
  TRUSTS ....................................................................         705            705
                                                                                 --------       --------
STOCKHOLDERS' EQUITY:
  Cumulative preferred stock ................................................          10             10
  Common stock ..............................................................       3,869          3,869
  Treasury stock ............................................................        (113)          (113)
  Unearned ESOP .............................................................        (144)          (144)
  Retained earnings .........................................................       2,881          2,839
  Accumulated other comprehensive income ....................................         204            274
                                                                                 --------       --------
         Stockholders' equity ...............................................       6,707          6,735
                                                                                 --------       --------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .........................    $ 33,132       $ 33,238
                                                                                 ========       ========

                          RELIANT ENERGY, INCORPORATED

                                                                       THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                       SEPTEMBER 30, 2001             SEPTEMBER 30, 2001
                                                                     -----------------------        ----------------------
                                                                                      AS                           AS
                                                                        AS        PREVIOUSLY           AS      PREVIOUSLY
                                                                     RESTATED      REPORTED         RESTATED    REPORTED
                                                                     --------     ----------        --------   -----------
                                                                             (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues ......................................................    $ 12,510       $ 12,467       $ 37,781       $ 37,726
Expenses:
     Fuel and cost of gas sold ................................       3,928          4,018         16,909         17,074
     Purchased power ..........................................       6,695          6,695         15,879         15,879
     Other expenses ...........................................       1,108          1,108          3,145          3,145
                                                                   --------       --------       --------        -------
       Total ..................................................      11,731         11,821         35,933         36,098
                                                                   --------       --------       --------        -------
Operating Income ..............................................         779            646          1,848          1,628
Other Expense, net ............................................        (133)          (133)          (351)          (351)
Minority Interest .............................................         (42)           (26)           (76)           (49)
Income Tax Expense ............................................        (249)          (197)          (542)          (456)
                                                                   --------       --------       --------        -------

Income from Continuing Operations Before Cumulative Effect of
  Accounting Change and Preferred Dividends ...................         355            290            879            772
Loss on Disposal of Discontinued Operations, net of tax .......          --             --             (7)            (7)
Cumulative effect of accounting change, net of tax ............          --             --             62             62
Preferred Dividends ...........................................          --             --             --             --
                                                                   --------       --------       --------        -------
Net Income Attributable to Common Shareholders ................    $    355       $    290       $    934       $    827
                                                                   ========       ========       ========       ========
BASIC EARNINGS PER SHARE:
Income from Continuing Operations .............................    $   1.22       $   1.00       $   3.04       $   2.67
Loss on Disposal of Discontinued Operations, net of tax .......          --             --          (0.03)         (0.03)
Cumulative effect of accounting change, net of tax ............          --             --           0.22           0.22
                                                                   --------       --------       --------        -------
Net Income Attributable to Common Shareholders ................    $   1.22       $   1.00       $   3.23       $   2.86
                                                                   ========       ========       ========       ========
DILUTED EARNINGS PER SHARE:
Income from Continuing Operations .............................    $   1.21       $   0.99       $   3.02       $   2.65
Loss on Disposal of Discontinued Operations, net of tax .......          --             --          (0.03)         (0.03)
Cumulative effect of accounting change, net of tax ............          --             --           0.21           0.21
                                                                   --------       --------       --------        -------
Net Income Attributable to Common Shareholders ................    $   1.21       $   0.99       $   3.20       $   2.83
                                                                   ========       ========       ========       ========

                          RELIANT ENERGY, INCORPORATED

                                                                                    SEPTEMBER 30, 2001
                                                                                 ------------------------
                                                                                                   AS
                                                                                     AS        PREVIOUSLY
                                                                                  RESTATED      REPORTED
                                                                                 ----------   ------------
                                ASSETS                                                 (IN MILLIONS)
CURRENT ASSETS:
  Price risk management assets ..............................................      $  2,128       $  2,128
  Non-trading derivative assets .............................................         1,339          1,425
  Other .....................................................................         4,369          4,369
                                                                                   --------       --------
         Total current assets ...............................................         7,836          7,922
                                                                                   --------       --------
PROPERTY, PLANT AND EQUIPMENT, NET ..........................................        16,343         16,343
                                                                                   --------       --------
OTHER ASSETS:
  Price risk management assets ..............................................           690            690
  Non-trading derivative assets .............................................           543            630
  Other .....................................................................         5,924          5,924
                                                                                   --------       --------
         Total other assets .................................................         7,157          7,244
                                                                                   --------       --------
         TOTAL ASSETS .......................................................      $ 31,336       $ 31,509
                                                                                   ========       ========
                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Price risk management liabilities .........................................      $  2,089       $  2,157
  Non-trading derivative liabilities ........................................         1,236          1,415
  Accumulated deferred income taxes .........................................           438            376
  Other .....................................................................         7,730          7,730
                                                                                   --------       --------
         Total current liabilities ..........................................        11,493         11,678
OTHER LIABILITIES:
  Accumulated deferred income taxes .........................................         2,497          2,497
  Price risk management liabilities .........................................           653            731
  Non-trading derivative liabilities ........................................           579            579
  Other .....................................................................         1,983          1,983
                                                                                   --------       --------
         Total other liabilities ............................................         5,712          5,790
                                                                                   --------       --------
LONG-TERM DEBT ..............................................................         5,401          5,401
                                                                                   --------       --------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ..............................         1,254          1,227
                                                                                   --------       --------
COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY
  TRUSTS ....................................................................           706            706
                                                                                   --------       --------
STOCKHOLDERS' EQUITY:
  Cumulative preferred stock ................................................            10             10
  Common stock ..............................................................         3,887          3,887
  Treasury stock ............................................................          (113)          (113)
  Unearned ESOP .............................................................          (138)          (138)
  Retained earnings .........................................................         3,127          3,020
  Accumulated other comprehensive (loss) income .............................            (3)            41
                                                                                   --------       --------
         Stockholders' equity ...............................................         6,770          6,707
                                                                                   --------       --------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .........................      $ 31,336       $ 31,509
                                                                                   ========       ========

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

               (c)      Exhibits.

               The following exhibits are filed herewith:

               99.1 Press Release issued March 15, 2002 regarding Reliant Energy's 2001 earnings.

ITEM 9.     REGULATION FD DISCLOSURE.

Reliant Energy incorporates by reference into this Item 9 the information in the Press Release under the caption "Outlook for 2002." The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms "we," "us" or other similar terms mean the Company.

In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy's forward-looking statements:

  o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in or application of environmental and other laws and regulations to which we are subject,

  o the timing of the implementation of the business separation plan of Reliant Energy,

  o the effects of competition, including the extent and timing of the entry of additional competitors in our markets,

  o the degree to which we are able to successfully integrate the operations and assets of Orion Power Holdings into our Wholesale Energy segment,

  o industrial, commercial and residential growth in our service territories,

  o our pursuit of potential business strategies, including acquisitions or dispositions of assets,

  o state, federal and other rate regulations in the United States and in foreign countries in which we operate or into which we might expand our operations,

  o     the timing and extent of changes in commodity prices and interest rates,

  o     weather variations and other natural phenomena,

  o political, legal and economic conditions and developments in the United States and in foreign countries in which we operate or into which we might expand our operations, including the effects of fluctuations in foreign currency exchange rates,

  o     financial market conditions and the results of our financing efforts,

  o the bankruptcy or other financial distress of our trading counterparties,

  o     actions by rating agencies with respect to us or our competitors,

  o     acts of terrorism or war,

  o     the availability and price of insurance,

  o the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the Electric Reliability Council of Texas, Inc.,

  o the performance of our projects undertaken and the success of our efforts to invest in and develop new opportunities,

  o market conditions in deregulating power markets, including the extent to which the energy crisis in the state of California is resolved, and

  o     other factors we discuss in our other filings with the SEC.

The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy' forward-looking statements.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RELIANT ENERGY, INCORPORATED


Date:  March 15, 2002                 By: /S/  MARY P. RICCIARDELLO
                                          -----------------------------------
                                               Mary P. Ricciardello
                                               Senior Vice President and
                                               Chief Accounting Officer

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                       EXHIBIT DESCRIPTION
   -------                      -------------------

    99.1 Press Release issued March 15, 2002 regarding Reliant Energy's 2001 earnings.